Deferred Financing Fees	12 Months Ended
Dec. 31, 2022
Debt Issuance Costs, Net [Abstract]
Deferred Financing Fees
5.
DEFERRED FINANCING FEES

In connection with the GEM Global Yield LLC agreement (Note 10) the Company issued a note for $2,000,000 CAD ($1,418,880 USD) and issued 2,106,290 warrants exercisable at a price of CAD $0.50 per share until May 4, 2023. The initial fair value of the warrants was recorded as a prepaid financing fee in the amount of $1,390,151. These costs are initially capitalized on the consolidated balance sheet as deferred finance costs and will be subsequently reclassified to common stock and additional paid-in capital upon on a pro-rata basis as the Company draws down on the facility. As described in Note 10, on June 28, 2021, adjustments were made to the warrants issued resulting in a change in warrants issued and their exercise price. During 2022, the Company expensed the full outstanding amount capitalized as deferred financing costs of $2,809,031.